As filed with the Securities and Exchange Commission on July 27, 1998.



                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant                              |X|

Filed by a party other than the registrant           |_|


Check the appropriate box:

         | |      Preliminary proxy statement

         |X|      Definitive additional materials

         |_|      Definitive additional materials

         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE WRIGHT MANAGED EQUITY TRUST
                (Name of Registrant as Specified in Its Charter)

                         THE WRIGHT MANAGED EQUITY TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|      No filing fee is required

                       THE WRIGHT MANAGED INVESTMENT FUNDS


                                                             July 27, 1998


Dear Shareholder:

Your fund's board of trustees has called a shareholder meeting for September 23, 1998 to ask you to approve a new investment advisory agreement with your fund's adviser, Wright Investors' Service, Inc. A new agreement is required by the federal law that regulates mutual funds because there has been a change to the ownership and control structure of Wright's parent company, The Winthrop Corporation, as a result of the death of John Winthrop Wright. The change in control has not resulted in any changes to the management of Wright, the advisory services that Wright provides to your fund or the rate of the investment advisory fee that your fund pays to Wright.

This proposal has been reviewed by your fund's board of trustees, whose primary role is to represent and protect your interests as a shareholder. In the trustees' judgment, the proposal is fair and reasonable and they recommend that you vote in favor of the proposal.

This package contains information about the proposal and the proxy materials for you to use when voting by mail. Please review the enclosed information and cast your vote by completing and returning the proxy card in the enclosed postage paid envelope. Please vote promptly. It is extremely important, no matter how many shares you own. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re-solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

To cast your vote, simply complete the enclosed proxy card. Be sure to sign the card before mailing in the postage paid envelope provided. Please do it now so it will not be forgotten.

     If you have any questions, please do not hesitate to call Wright Investors' Service Distributors, Inc. at 1-888-974-4482. Ask to speak with Terry Moody. Thank you.
                                                         Sincerely,

                                                         /S/ Peter M. Donovan

                                                         Peter M. Donovan
                                                         President and Trustee





                             YOUR VOTE IS IMPORTANT

      Please execute the enclosed proxy card and return it promptly in the postpaid envelope provided. This will save the additional expense of further solicitation.

                         THE WRIGHT MANAGED EQUITY TRUST
                     Wright Selected Blue Chip Equities Fund
                      Wright Junior Blue Chip Equities Fund
                         Wright Major Blue Equities Fund
                  Wright International Blue Chip Equities Fund
                              (the "equity funds")

                         THE WRIGHT MANAGED INCOME TRUST
                            Wright U.S. Treasury Fund
                      Wright U.S. Government Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund
                              (the "income funds")

                        THE WRIGHT EQUIFUND EQUITY TRUST
                      Wright EquiFund - Belgium/Luxembourg
                        Wright EquiFund - Hong Kong/China
                             Wright EquiFund - Japan
                            Wright EquiFund - Mexico
                          Wright EquiFund - Netherlands
                            Wright EquiFund - Nordic
                              (the "country funds")

                        CATHOLIC VALUES INVESTMENT TRUST
                  Catholic Values Investment Trust Equity Fund
                                  ("CVIT Fund")

                           (collectively, the "funds")

                                24 Federal Street
                           Boston, Massachusetts 02110

                   Notice of Special Meetings of Shareholders
                          To Be Held September 23, 1998

     A special meeting of shareholders of the series (each, a "fund") of The Wright Managed Equity Trust, The Wright Managed Income Trust, The Wright EquiFund Equity Trust and Catholic Values Investment Trust (collectively, the "trusts") will be held at the principal offices of the trusts, 24 Federal Street, Boston, Massachusetts, 02110, on Wednesday, September 23, 1998 beginning at 10:00 a.m. (Boston time). The special meetings of the funds are expected to be held concurrently and are referred to together as the "meeting."

     The meeting is being held for the following purpose:

     1. To approve a new investment advisory agreement between Wright Investors' Service, Inc. and:

         a. The Wright Managed Equity Trust on behalf of each equity fund. FOR EACH EQUITY FUND VOTING SEPARATELY.

         b. The Wright Managed Income Trust on behalf of each income fund. FOR EACH INCOME FUND VOTING SEPARATELY.

         c. The Wright EquiFund Equity Trust on behalf of each country fund. FOR EACH COUNTRY FUND VOTING SEPARATELY.

         d.   Catholic Values Investment Trust. FOR CVIT FUND VOTING SEPARATELY.

     2. To consider and act upon any matters incidental to proposal 1 and any other matters which may properly come before the meeting or any adjourned session of the meeting.

     Proposal 1 is discussed in greater detail in the accompanying proxy statement.

     The meeting is called pursuant to the by-laws of each trust. The trustees have fixed the close of business on July 17, 1998 as the record date for the determination of the shareholders of each fund entitled to notice of and to vote at the meeting and any adjournment thereof.

                                            By Order of the Boards of Trustees,



                                            H. Day Brigham, Jr., Secretary

Dated: July 27, 1998

IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                       THE WRIGHT MANAGED INVESTMENT FUNDS

THE WRIGHT EQUIFUND EQUITY TRUST        THE WRIGHT MANAGED EQUITY TRUST
Wright EquiFund  - Belgium/Luxembourg  Wright Selected Blue Chip Equities Fund
Wright EquiFund  - Hong Kong/China     Wright Junior Blue Chip Equities Fund
Wright EquiFund  - Japan               Wright Major Blue Chip Equities Fund
Wright EquiFund  - Mexico              Wright International Blue Chip Equities
Wright EquiFund  - Netherlands            Fund
Wright EquiFund  - Nordic               THE WRIGHT MANAGED INCOME TRUST
                                       Wright U.S. Treasury Fund
                                       Wright U.S. Government Near Term Fund
                                       Wright Total Return Bond Fund
CATHOLIC VALUES INVESTMENT TRUST       Wright Current Income Fund
Catholic Values Investment             Wright U.S. Treasury Money Market Fund
   Trust Equity Fund

                           (collectively, the "funds")

                                24 Federal Street
                           Boston, Massachusetts 02110


                                 PROXY STATEMENT
                      For Special Meetings of Shareholders


     A proxy card is enclosed with the notice of the special meeting of the shareholders of the funds to be held on Wednesday, September 23, 1998 for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the boards of trustees of each trust (collectively, the "trustees"), and is revocable by the person giving it at any time prior to exercise by a signed letter filed with the funds' transfer agent, First Data Investors Services' Group, P.O. Box 5123, Westborough, Massachusetts 01551-5123, by signing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted on proposal 1. In the absence of any specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of proposal 1. This proxy material is first being mailed to shareholders on or about July 27, 1998.


     The trustees have fixed the close of business on July 17, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each fund outstanding as of the record date is set forth in EXHIBIT A. The persons who held of record more than 5% of the outstanding shares of a fund as of the record date are set forth in EXHIBIT B. To the knowledge of each trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a fund.

     Although each trust is having its own separate meeting, proxies are being solicited through the use of this combined proxy statement. Shareholders of funds that are series of the same trust will vote separately as to this proposal because it uniquely affects their respective funds. Voting by shareholders of one fund or trust will not affect voting by shareholders of another fund or trust.

     As discussed in greater detail under proposal 1, the principal purpose of the meeting is to approve a new investment advisory agreement between each trust on behalf of its respective funds and Wright Investors' Services, Inc. ("Wright"). The new agreement will permit Wright to continue to provide investment advisory services to each fund following a change in control of the parent company of Wright.

     Shareholders of the funds are being asked to vote on the proposal as follows:

              proposal               Shareholders Entitled to Vote on Proposal

         1.   For each trust:        Each fund voting separately.

          The trustees know of no matter other than that mentioned in proposal 1 which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.


                                   PROPOSAL 1

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

General


     The Winthrop Corporation ("Winthrop") is currently the investment adviser to each fund (except Catholic Values Investment Trust Equity Fund ("CVIT Fund")) under investment advisory contracts (the "existing contracts") between each trust, on behalf of its funds, and Winthrop. Under a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc., Wright, acting under the general supervision of the trustees, furnishes each fund with investment advice and management services. Wright is currently the investment adviser to CVIT Fund under an investment advisory contract between Catholic Values Investment Trust and Wright (together with the existing contracts, the "existing advisory agreements"). Wright is incorporated in Connecticut and is registered as an investment adviser under the Investment Advisers Act of 1940. Wright's and Winthrop's principal offices are located at 1000 Lafayette Boulevard, Bridgeport, Connecticut, 06604-4720. The funds' administrator is Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.


     Each fund is registered and regulated as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act provides that an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any entity controlling an investment adviser is deemed to be an assignment. As described further below, the ownership of Winthrop, a controlling entity of Wright, has changed and the existing advisory agreements terminated as a result of that change.

The Change of Control

     Winthrop was founded by Mr. John Winthrop Wright and began offering investment advisory services in 1961. Upon his death in 1996, Mr. Wright was the only person who owned more than 25% (but less than 50%) of Winthrop's stock. The 1940 Act presumes that owning 25% or more of a company's stock gives the owner "control" over the company. Since Mr. Wright's death, his stock has been held by the estate of John Winthrop Wright (the "estate"). On June 11, 1998, Mildred Gibson Wright, in accordance with her authority as executrix of the estate, transferred Mr. Wright's stock from the estate to Mr. Wright's intended beneficiary, The School for Ethical Education (the "distribution").

     The School, located at 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604, was founded in 1995 by Mr. Wright as a non-profit, tax-exempt organization to promote ethical behavior. The School's mission is to promote "ethics in action" for the creation of positive character and the advancement of responsible and caring communities. The School provides post-secondary courses for teachers and parents to teach ethical behavior in schools and communities. The School is managed by its board of trustees, which has five members, three of whom are affiliated with Winthrop and Wright.


     As a result of the distribution, the School acquired more than 25% of Winthrop's stock and there has been a change in the control of Winthrop. The following table describes the persons or entities who own stock in Winthrop and the percentage that each person votes. The address of each person or entity is 1000 Lafayette Boulevard, Bridgeport, CT 06604-4720.


                                                   Percentage of stock owned in
                  Name                             The Winthrop Corporation
-----------------------------------------------------------------------------

                  The School for Ethical Education           34.5%
                  Mr. Peter Donovan                          18.6%
                  WIS Holdings Corp.                         16.9%  (1)
                  WIS Profit Sharing Plan                    13.2%
                  All Others                                 16.7%  (2)

------------------------------------------------------------------------------

     (1) WIS Holdings Corp.is a wholly-owned subsidiary of Winthrop. During her lifetime, Mrs. Mildred Wright has the restricted right to direct voting of WIS Holdings Corp.stock.
     (2) No other person owns 10% or more of Winthrop stock.

     Mr. Donovan, who owns Winthrop stock, and Mrs. Wright, who has voting rights as to Winthrop stock, also serve as trustees of the School. The School's board of trustees, including Mr. Donovan and Mrs. Wright, collectively have the power to vote the Winthrop stock owned by the School. It is possible that Mr. Donovan and Mrs. Wright could be considered to have voting rights as to more than 25% of the Winthrop stock and, therefore, to be controlling persons of Winthrop. However, as trustees of the School, each of them has only one vote on matters brought before the School's board of trustees, and Mr. Donovan and Mrs. Wright have not entered into any agreement to exercise voting power in concert.


     The trustees of the trusts have considered the new ownership structure of Winthrop and do not believe that either Mr. Donovan or Mrs. Wright controls Winthrop. However, in the event that a regulatory authority or a court determines that Mr. Donovan or Mrs. Wright controls Winthrop, the vote by shareholders to approve the new advisory agreement with Wright will be deemed to have considered any possible transfer of control to Mr. Donovan and Mrs. Wright.


     To provide for continuity of investment advisory services to the funds as a result of the distribution, the trustees, including the trustees who are not "interested" persons of the trusts, Wright or Winthrop (the "independent trustees"), at a meeting held on June 24, 1998, voted to approve, and recommended that each fund's shareholders approve, a new investment advisory agreement (the "new advisory agreement") with Wright. Under the new advisory agreement, Wright will be the investment adviser and will continue to provide investment advisory services to the funds. APPROVAL OF THE NEW ADVISORY AGREEMENT WILL NOT INCREASE THE ADVISORY FEE RATE PAID BY ANY FUND.


Material Terms of the New Advisory Agreement

     The material terms of the new advisory agreement are substantially similar to those of the existing advisory agreements. The following discussion of the new advisory agreement is only a summary of the form of the agreement (the form is identical for each fund) attached to the proxy statement as EXHIBIT C. You should read the entire form of agreement. The dates of the initial approval and of the most recent shareholder approval of the existing advisory agreements and the aggregate advisory fee paid by each fund in 1997 are set forth in EXHIBIT
 D. The trustees of each trust approved the continuation of each existing advisory agreement on January 28, 1998.

     Advisory Services. Under the new advisory agreement and subject to the supervision and approval of the trustees of each trust, Wright will be responsible for providing continuously an investment program for each fund, consistent with each fund's investment objective, policies and restrictions. Specifically, Wright will determine what investments shall be purchased, sold or exchanged by each fund, if any, and what portion, if any, of each fund's assets will be held uninvested and will make changes in each fund's investments. Wright will also manage, supervise and conduct the other affairs and business of each fund and any incidental matters, including supervision of each fund's administrator, if any. This is not changed from the existing contracts.

     Advisory Fee. Under the new advisory agreement, each fund will pay Wright an annual advisory fee at the rate set forth on Schedule B to the new advisory agreement at EXHIBIT C. There has been no change to the rate of advisory fee paid to Wright by each fund as a result of the change in control of Winthrop.

     Standard of Care. The new advisory agreement provides that Wright will not be subject to liability for any act or omission in the course of rendering services under the agreement in the absence of willful misfeasance, bad faith or gross negligence, or for any losses which may be sustained in the acquisition, holding or sale of any security or other investment. This is not changed from the existing contracts.


     Expenses. Each fund is responsible for its own expenses unless responsibility is expressly assumed by Wright under the new advisory agreement or by the administrator under the administration agreement. Among other expenses, each fund pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of the fund's administrator, if any; fees and disbursements of the fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; legal and auditing fees; registration and reporting fees and expenses; and trustees' fees and expenses. Expenses of a trust which relate to more than one of its series are allocated among these series in an equitable manner, primarily on the basis of relative net asset values.


     The new advisory agreement states that the trust is responsible for paying the charges and expenses of the independent public accountants and legal counsel to the trust and the trustees. This change from the existing contracts is in keeping with similar language in more modern forms of advisory agreements. Each trust currently pays the charges and expenses of its independent public accountants and legal counsel and the addition of this language is for clarification purposes only.


     Approval,   Termination  and  Amendment  Provisions.  If  approved  by  the affirmative vote of a "majority of the outstanding voting securities" (as described below) of the fund ("majority shareholder vote"), the new advisory agreement will remain in full force and effect until February 28, 2000. The new advisory agreement will continue in full force and effect as to that fund indefinitely after that date, if this continuance is approved at least annually
 (i) by a vote of a majority of the trustees of the respective trust or by a majority shareholder vote for that fund, and (ii) by the vote of a majority of the independent trustees of the trust. The new advisory agreement may be terminated at any time without penalty by a vote of a majority of the independent trustees of the respective trust, by a majority shareholder vote for that fund or by Wright on 60 days' written notice to the other party. In addition, the new advisory agreement will terminate immediately and automatically if assigned. The new advisory agreement may not be materially amended without the approval of the trustees and the shareholders. An amendment would be material if it changed the duties and responsibilities of the parties under the agreement or increased the fee paid to Wright.


     The new advisory agreement no longer recites the specific requirements to approve, amend or terminate the agreement. Rather, the new advisory agreement states that approval, amendment or termination of the agreement will be in accordance with the requirements of the Investment Company Act of 1940, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange commission by any rule, regulation, order or interpretive position. The use of this language is intended to permit the funds to take advantage of interpretive positions of the staff of the

Commission. For example, at some time in the future the staff might conclude that the requirement that trustees meet "in person" to approve or amend an advisory agreement could be satisfied by video teleconferencing. Should this happen, the trusts should be able to take advantage of such interpretive position without having to call a shareholder meeting to amend the advisory agreement.


Required Vote

     Approval of the new advisory agreement for a fund requires a majority shareholder vote of that fund. Under the 1940 Act, this means that to be approved for a fund, the proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of that fund present at the meeting if the holders of more than 50% of the outstanding shares of that fund are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that fund. If the shareholders of one or more funds fail to approve this proposal, the trustees will consider what further action should be taken.

     THE TRUSTEES OF THE TRUSTS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THIS PROPOSAL.


     The trustees believe that the funds will benefit from continuing to receive the high quality advisory services provided by Wright on the same terms as they are currently provided. The trustees considered the fact that the new advisory agreement is substantially similar to the existing advisory agreements and that the change in control of Wright will not change the advisory services provided to the funds or the rate of the advisory fee paid by each fund to Wright. The trustees believe that the new advisory agreement and the fees provided for in the agreement are reasonable, fair and in the best interests of each fund's shareholders.


The Master/Feeder Funds

     Each of the following funds (the "feeder funds") invests all of its assets in a corresponding master portfolio that has the same investment objective as the feeder fund-Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright International Blue Chip Equities Fund, Wright U.S. Treasury Fund, Wright U.S. Government Near Term Fund and Wright Current Income Fund. Approval of the new advisory agreement by shareholders of each feeder fund will have two distinct results.

     Because a feeder fund requires no investment advisory services, Wright and each feeder fund have agreed that, for so long as the feeder funds invest in the corresponding master portfolios, no services will be provided and no fees will be paid under each feeder fund's existing advisory agreement. Wright provides investment advisory services to the master portfolios under an investment advisory agreement with the portfolios (the "portfolio advisory agreement"). If shareholders of a feeder fund vote to approve the new advisory agreement, that vote will serve to approve a new advisory agreement as to that fund. As before, Wright and the feeder funds will agree that, for so long as the feeder funds invest in the portfolios, no advisory services will be provided to the feeder funds and no fees will be paid by the feeder funds under the new advisory agreement. A vote by shareholders of each feeder fund to approve the new advisory agreement will also serve to authorize each feeder fund's trustees to vote, on behalf of the feeder funds, to approve a new portfolio advisory agreement with Wright.


                       NOTICE TO BANKS AND BROKER/DEALERS


     Each trust on behalf of its funds has previously solicited all nominee and broker/dealer accounts as to the number of additional proxy statements required to supply beneficial owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Wright Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9122.

                       INFORMATION CONCERNING THE MEETING


     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on proposal 1, those shares will not be considered present and entitled to vote on proposal 1. Thus, a "broker non-vote" has no effect on the voting in determining whether proposal 1 has been adopted in accordance with clause (1) of the majority shareholder vote described in proposal 1, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether proposal 1 has been adopted in accordance with clause (2) of the majority shareholder vote described in proposal 1, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.



 Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of the trusts, by personnel of Wright, by the funds' transfer agent, First Data Investors Services' Group or by broker-dealer firms. Each trust may hire a third party solicitation firm to provide proxy solicitation services at a cost that would be paid together with all other expenses of the shareholder meeting by that trust.



 Revoking Proxies


     A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

          o By filing a written notice of revocation with your fund's transfer agent, First Data Investors Services' Group, P.O. Box
              5153, Westborough, Massachusetts 01551-5123,

          o By returning a duly executed proxy with a later date before the time of the meeting, or

          o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting along does not revoke a previously executed and returned proxy.

 Outstanding Shares and Quorum


     See EXHIBIT A for the number of each fund's shares outstanding as of July 17, 1998. Only shareholders of record on July 17, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.



 Other Business

     The trustees know of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

 Adjournments

     If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

 Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, the trusts may also arrange to have votes recorded by telephone by officers and employees of the trusts or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identify, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The trusts have not obtained an opinion of counsel about telephone voting, but are currently not aware of any challenge.

          o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

          o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

          o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

          o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

          o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

     Each fund will furnish, without charge, a copy of the fund's annual report and its most recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to: A.M. Moody III, President, Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604, or should call 1-888-974-4482.

     Submission of Shareholder proposals. The trusts do not hold annual shareholders' meetings. Shareholders who want to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the secretary of the applicable trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received by the trust in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

                         THE WRIGHT MANAGED EQUITY TRUST
                         THE WRIGHT MANAGED INCOME TRUST
                        THE WRIGHT EQUIFUND EQUITY TRUST
                        CATHOLIC VALUES INVESTMENT TRUST

Dated: July 27, 1998

                                                                 EXHIBIT A


         Shares of Beneficial Interest Outstanding as of the Record Date


The Wright Managed Equity Trust
       Wright Selected Blue Chip Equities Fund              13,719,413.207
       Wright Junior Blue Chip Equities Fund                 3,463,985.128
       Wright Major Blue Chip Equities Fund                  2,002,144.700
       Wright International Blue Chip Equities Fund         13,501,376.181

The Wright Managed Income Trust
       Wright U.S. Treasury Fund                             5,112,776.513
       Wright U.S. Government Near Term Fund                 9,850,269.385
       Wright Total Return Bond Fund                         7,174,878.729
       Wright Current Income Fund                            8,093,363.230
       Wright U.S. Treasury Money Market Fund              100,150,730.880

The Wright EquiFund Equity Trust
       Wright EquiFund  - Belgium/Luxembourg                 1,168,547.050
       Wright EquiFund  - Hong Kong/China                      633,615.441
       Wright EquiFund  - Japan                                770,783.323
       Wright EquiFund  - Mexico                             2,071,058.863
       Wright EquiFund  - Netherlands                        1,448,287.500
       Wright EquiFund  - Nordic                               188,323.557

Catholic Values Investment Trust
       Catholic Values Investment Trust Equity Fund            288,311.205

                                                               EXHIBIT B

 Persons Owning More than 5% of Outstanding Shares of a Fund as of the Record Date


The  Wright Managed Equity Trust
       Wright Selected Blue Chip Equities Fund (WSBC)
       Wright Junior Blue Chip Equities Fund  (WJBC)
       Wright Major Blue Chip Equities Fund (WMBC)
       Wright International Blue Chip Equities Fund (WIBC)

                                          Percent of Outstanding Shares Owned
-------------------------------------------------------------------------------
                                      WSBC        WJBC       WMBC       WIBC
-------------------------------------------------------------------------------

Ruane & Co.                            6.2%      11.7%                 13.6%
c/o Tompkins County Trust Co.
Ithaca, NY 14851
-------------------------------------------------------------------------------

Southington Savings Investment         5.3%       5.1%
Mgt. Trust Services
Southington, CT 06489
-------------------------------------------------------------------------------

Leo S. Rowe                                                 10.2%
Pan American Fund
Washington, DC 20006
-------------------------------------------------------------------------------

Barhart Company                                                         5.0%
Bar Harbor Banking & Trust Co.
Bar Harbor, ME 04609-0218
-------------------------------------------------------------------------------

Connecticut Legal Services, Inc.                             5.2%
Defined Benefit Plan
Middletown, CT 06457
-------------------------------------------------------------------------------

The Wright Managed Income Trust
     Wright U.S. Treasury Fund (WUSTB)
     Wright U.S. Government Near Term Fund (WNTB)
     Wright Total Return Bond Fund (WTRB)
     Wright Current Income Fund (WCIF)
     Wright U.S. Treasury Money Market Fund (WTMM)

                                                     Percent of Outstanding Shares Owned
---------------------------------------------------------------------------------------------------------------
                                                WUSTB       WNTB        WTRB       WCIF         WTMM
---------------------------------------------------------------------------------------------------------------

Independence Trust Co.                          11.9%                                            6.9%
Manchester, NH 03105
---------------------------------------------------------------------------------------------------------------

Barhart Company                                  6.0%         8.0%       8.3%
Bar Harbor Banking & Trust Co.
Bar Harbor, ME 04609-0218
---------------------------------------------------------------------------------------------------------------

Ruane & Co., c/o Tompkins County Trust Co.                    5.8%
Ithaca, NY 14851
---------------------------------------------------------------------------------------------------------------

First National Bank - Winfield, Kansas                        5.5%
Winfield, KS 67156
---------------------------------------------------------------------------------------------------------------

Southington Savings Investment                                           10.9%
Mgt. Trust Services
Southington, CT 06489
---------------------------------------------------------------------------------------------------------------

Norwalk Savings Society                                                   6.9%
Norwalk, CT 06852
----------------------------------------------------------------------------------------------------------------

Thompson & Co.                                                            6.8%
c/o First National Bank
Brookings, SD 57006
-----------------------------------------------------------------------------------------------------------------

Niagara Mohak Power Corp.                                                           7.3%
c/o Boston Safe Deposit & Trust Co.
Medford, MA
-----------------------------------------------------------------------------------------------------------------
Creve & Company                                                                                  25.3%
Chesterfield, MO 63017
-----------------------------------------------------------------------------------------------------------------

Community Banks NA                                              5.9%
Trust Department
Hazleton, PA 18201
------------------------------------------------------------------------------------------------------------------

Dawn & Co.                                                     5.2%                  5.9%
c/o Webster Trust Co.
New Britain, CT 06051
------------------------------------------------------------------------------------------------------------------

Plumbers & Pipefitters Local 74                                 5.1%
Annuity Fund
Pittsburg, PA 15222
-------------------------------------------------------------------------------------------------------------------

Fleet National Bank Cust.                                                            5.3%
FBO CT Plumbers & Pipefitters P/F
Rochester, NY 14692-8900
--------------------------------------------------------------------------------------------------------------------

American Bank                                                                                    6.3%
Rock Island, IL 61201


The Wright EquiFund Equity Trust                                   Percent of Outstanding Shares Owned
------------------------------------------------------------------------------------------------------------------------
                                                  Belgium/   Hong Kong/
                                                 Luxembourg     China       Japan      Mexico   Netherlands    Nordic
------------------------------------------------------------------------------------------------------------------------

NFSC FEBO                                                                   10.6%
Berg & Company.
New York, NY 10004-1607
------------------------------------------------------------------------------------------------------------------------

NFSC FEBO                                                                   6.1%
Phyllis& Frank Bramson Liv Tr
Miami Beach, FL 33147
-------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                           39.7%       44.7%       53.1%       42.0%      52.1%        50.4%
Attn: Mutual Funds, 101 Montgomery St.
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------------

FTC & Co.                                           17.4%
Denver, CO 88217
-------------------------------------------------------------------------------------------------------------------------








Catholic Values Investment Trust           Percent of Outstanding Shares Owned
-------------------------------------------------------------------------------
                                                        CVIT
-------------------------------------------------------------------------------


ESDR & Co.                                               6.5%
FBO Catholic Knights INS Society
Green Bay, WI 54307-9006
-------------------------------------------------------------------------------

Sisters of Mary                                          5.6%
Mother of the Eucharist
Ann Arbor, MI 48105

                                                               EXHIBIT C

                                     Form of
                          INVESTMENT ADVISORY CONTRACT

     CONTRACT made this day of 1998, between [NAME OF TRUSTS], each a Massachusetts business trust (the "Trusts"), on behalf of each series of the Trusts which the Adviser (defined below) and the Trusts shall agree from time to time are subject to this Contract, as set forth on Schedule A (collectively, the "Funds" and individually, the "Fund"), and WRIGHT INVESTORS' SERVICE, INC., a Connecticut corporation (the "Adviser"):

     1. Duties of the Adviser. Each Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Funds and, except as otherwise provided in an administration agreement, to administer the Trust's affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract.


     The Adviser hereby accepts such employment, and undertakes to afford to each Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds and for administering the Trust's affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are employees of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent any Trust in any way or otherwise be deemed an agent of the Trust.


     The Adviser shall provide each Trust with such investment management and supervision as the trust may from time to time consider necessary for the proper supervision of its funds. As investment adviser to the Funds, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's assets shall be held uninvested, subject always to the applicable restrictions of the Trust's Declaration of trust, By-Laws and registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the trust, but subject to each Fund's investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the funds, to purchase, write or sell options on securities, futures contracts or indices on behalf of the funds, to enter into commodities contracts on behalf of the Funds, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the funds. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Funds and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Funds, all actions which it deems necessary or desirable to implement the investment policies of the trust and of each Fund.

     The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of a Fund or the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the funds and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser. The Adviser is expressly authorized to cause the Funds to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which exceeds the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the applicable Fund or Trust or of other investment companies sponsored by the Adviser.

     2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, each Trust on behalf of each Fund shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Schedule B of the average daily net assets of such Fund throughout the month, computed in accordance with the Trust's Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

     If the Contract is initiated or terminated during any month with respect to any Fund, each Fund's fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

     The Adviser may, from time to time, agree not to impose all or a part of the above compensation.

     3. Allocation of Charges and Expenses. Each Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation, (i) expenses of maintaining the Trust and continuing its existence,
 (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing prospectuses for those purposes and for distributing them to shareholders and investors, and fees and expenses of registering and maintaining registration of the Trust and of the Trust's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiv) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation of and any expenses of Trustees of the Trust, (xviii) the administration fee payable to the Trust's administrator,
 (xix) the charges and expenses of the independent auditors, (xx) the charges and expenses of legal counsel to the Trust and the Trustees, (xxi) distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

     4. Other Interests. It is understood that Trustees, officers and shareholders of each Trust are or may be or become interested in the Adviser or any of its affiliates as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become similarly interested in the Trust, and that the Adviser or any of its affiliates may be or become interested in the Trust as a shareholder or otherwise. It is also understood that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or any of its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Wright" or "Wright Investors" or any combination thereof as part of their names, and that the Adviser or any of its affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Adviser. The services of the Adviser to each Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any Trust or to any shareholder of the trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.


     6.   Sub-Investment   Advisers.   The   Adviser  may  employ  one  or  more
 sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute any Trust's portfolio security transactions, and upon those terms and conditions as may be agreed upon between the Adviser and the sub-investment adviser; provided, however, that any subadvisory agreement shall be subject to approval by the Trustees and by shareholders, if shareholder approval is then required by the 1940 Act, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.


     7. Duration and Termination of this Contract. This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Fund up to and including February 28, 2000 and shall continue in full force and effect as to each Fund indefinitely thereafter, but only so long as such continuance after February 28, 2000 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in accordance with the requirements of the Investment Company Act of 1940 as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract as to any Fund, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and a Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any fund by vote of a majority of the outstanding voting securities of that Fund. This Contract shall terminate automatically in the event of its assignment.

     8. Amendments of the Contract. This Contract may be amended as to any Fund by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Fund until approved (i) by the vote of a majority of those Trustees of the affected Trust who are not interested persons of the Adviser or the Trust and (ii) by vote of a majority of the outstanding voting securities of that fund in accordance with the requirements of the Investment

Company Act of 1940, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of each Trust limiting the personal liability of shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the applicable Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the shareholders or any shareholder of the Trust. No Trust or Fund shall be liable for the obligations of any other Trust or Fund hereunder.

     10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities of that Fund" shall mean the vote of the lesser of (a) 67 per cent or more of the shares of the particular fund present or represented by proxy at a meeting of shareholders of the fund if the holders of more than 50 per cent of the outstanding shares of the particular Fund are present or represented by proxy at the meeting, or (b) more than 50 per cent of the outstanding interests of the particular Fund, or such other vote as may be required from time to time by the Investment Company Act of 1940.

     11. Use of the Name "Wright". The Adviser hereby consents to the use by each Trust of the name "Wright" as part of the Trust's name and the name of each Fund should the Trust desire to adopt such name in the future; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name "Wright" or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name "Wright." The Adviser shall have the right to require a Trust to cease using the name "Wright" as part of the Trust's name and the name of its Funds if the Trust ceases, for any reasons, to employ the Adviser or one of its affiliates as the Trust's investment adviser. Future names adopted by a Trust for itself and its funds, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.



[NAME OF TRUST]                        WRIGHT INVESTORS' SERVICE, INC.



By: __________________________     By:_______________________________
     Authorized Officer                 Authorized Officer

                                                                SCHEDULE A

                                 [Name of Trust]

                           [Funds Subject to Contract]

                                                               SCHEDULE B

                            ANNUAL ADVISORY FEE RATES


                                                                           ANNUAL % ADVISORY FEE RATES
--------------------------------------------------------------------------------------------------------------------------
                                                                       $100 Mil.    $250 Mil.    $500 Mil.
                                                            Under         to           to           to           Over
                                                          $100 Mil.    $250 Mil.    $500 Mil.     $1 Bil.       $1 Bil.
--------------------------------------------------------------------------------------------------------------------------

Wright Managed Equity Trust
     Wright Selected Blue Chip Equities Fund                0.55%        0.69%        0.67%        0.63%         0.58%
     Wright Junior Blue Chip Equities Fund                  0.55%        0.69%        0.67%        0.63%         0.58%
     Wright Major Blue Chip Equities Fund                   0.45%        0.59%        0.57%        0.53%         0.48%
     Wright International Blue Chip Equities Fund           0.75%        0.79%        0.77%        0.73%         0.68%

Wright Managed Income Trust
     Wright U.S. Treasury Fund                              0.40%        0.46%        0.42%        0.38%         0.33%
     Wright U.S. Government Near Term Fund                  0.40%        0.46%        0.42%        0.38%         0.33%
     Wright Total Return Bond Fund                          0.40%        0.46%        0.42%        0.38%         0.33%
     Wright Current Income Fund                             0.40%        0.46%        0.42%        0.38%         0.33%
     Wright U.S. Treasury Money Market Fund                 0.35%        0.32%        0.32%        0.30%         0.30%

--------------------------------------------------------------------------------------------------------------------------


                                                                           ANNUAL % ADVISORY FEE RATES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    $500 Mil.
                                                                         Under         to          Over
                                                                       $500 Mil.     $1 Bil.      $1 Bil.
---------------------------------------------------------------------------------------------------------------------------

Wright EquiFund Equity Trust
     Wright EquiFund  - Belgium/Luxembourg                               0.75%        0.73%        0.68%
     Wright EquiFund  - Hong Kong/China                                  0.75%        0.73%        0.68%
     Wright EquiFund  - Japan                                            0.75%        0.73%        0.68%
     Wright EquiFund  - Mexico                                           0.75%        0.73%        0.68%
     Wright EquiFund  - Netherlands                                      0.75%        0.73%        0.68%
     Wright EquiFund  - Nordic                                           0.75%        0.73%        0.68%

Catholic Values Investment Trust
     Catholic Values Investment Trust Equity Fund                        0.75%        0.73%        0.68%

----------------------------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT D


                                                                Date of Initial      Most Recent          Aggregate
                                                                  Approval of        Shareholder      Advisory Fee Paid
TRUST                                                          Advisory Contract    Approval Date      as of 12/31/97
----------------------------------------------------------------------------------------------------------------------------------

Wright Managed Equity Trust
     Wright Selected Blue Chip Equities Fund                        7/29/87            12/09/87          $1,456,264 *
     Wright Junior Blue Chip Equities Fund                          7/29/87            12/09/87              53,179 *(1)
     Wright Major Blue Chip Equities Fund                           7/29/87            12/09/87              68,251  (2)
     Wright International Blue Chip Equities Fund                   7/29/87            12/07/90           2,157,814 *
----------------------------------------------------------------------------------------------------------------------------------

Wright Managed Income Trust
     Wright U.S. Treasury Fund                                      7/29/87            12/09/87          $  253,536 *
     Wright U.S. Government Near Term Fund                          7/29/87            12/09/87             473,977 *
     Wright Total Return Bond Fund                                  7/29/87            12/09/87             326,326
     Wright Current Income Fund                                     7/29/87            12/09/87             340,725 *
     Wright U.S. Treasury Money Market Fund                         1/24/91             7/29/92             197,647  (3)
---------------------------------------------------------------------------------------------------------------------------------

Wright EquiFund Equity Trust
     Wright EquiFund - Belgium/Luxembourg                           1/19/94             1/19/94          $   43,694  (4)
     Wright EquiFund - Hong Kong/China                              1/19/94             8/25/94              97,167
     Wright EquiFund - Japan                                        1/19/94             1/19/94              79,721
     Wright EquiFund - Mexico                                       1/19/94             3/16/94             229,596
     Wright EquiFund - Netherlands                                  1/19/94             8/25/94              92,173
     Wright EquiFund - Nordic                                       1/19/94             1/19/94              12,035  (5)
---------------------------------------------------------------------------------------------------------------------------------

Catholic Values Investment Trust
     Catholic Values Investment Trust Equity Fund                   1/22/97             3/10/97          $        0  (6)

----------------------------------------------------------------------------------------------------------------------------------

* For the period from May 1, 1997 through December 31, 1997 the advisory fee as paid by the corresponding portfolio and allocated to the fund.

(1) During fiscal 1997, Wright voluntarily waived part of its advisory fee. If Wright had imposed its full advisory fee, the fund would have paid $99,116.

(2) During fiscal 1997, Wright voluntarily waived part of its advisory fee. If Wright had imposed its full advisory fee, the fund would have paid $118,332.

(3) During fiscal 1997, Wright voluntarily waived part of its advisory fee. If Wright had imposed its full advisory fee, the fund would have paid $329,000.

(4) During fiscal 1997, Wright voluntarily waived part of its advisory fee. If Wright had imposed its full advisory fee, the fund would have paid $48,012.

(5) During fiscal 1997, Wright voluntarily waived part of its advisory fee. If Wright had imposed its full advisory fee, the fund would have paid $33,550.

(6) During fiscal 1997, Wright voluntarily waived its advisory fee. If Wright had imposed its full advisory fee, the fund would have paid $20,795.

                                                                 EXHIBIT E


             OTHER FUNDS MANAGED BY WRIGHT INVESTORS' SERVICE, INC.

     Wright provides advisory services to Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio, which have investment objectives similar to those of Wright Selected Blue Chip Equities Fund and Wright International Blue Chip Equities Fund, respectively. Each portfolio's net assets and advisory fee rate as of December 31, 1997 are set forth in the table.

                                                             Net Assets                      Advisory Fee Rate
                                                                                    Under     $500 Mil.     Over
                                                                                    $500 Mil.  to $1 Bil.    $1 Bil.
---------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Equities Portfolio                 $3,425,031               0.65%       0.60%       0.55%

Wright International Blue Chip Equities Portfolio             1,410,688               0.80%       0.75%       0.70%
----------------------------------------------------------------------------------------------------------------------------------

     As a result of Wright's voluntary agreement to reduce its advisory fee rate, the portfolios paid advisory fees at the following rates as of December 31, 1997: Selected Blue Chip Portfolio - 0.14% and International Blue Chip Portfolio - 0%.

                                                                EXHIBIT F

            PAYMENTS TO AFFILIATES OF WRIGHT INVESTORS' SERVICE, INC.


     The following table sets forth the payments from the Funds to Wright Investors' Service Distributor, Inc. ("WISDI") (an affiliate of Wright) pursuant to the Funds' distribution and service plans for the fiscal year ended December 31, 1997. No other affiliate of Wright received payments from the Funds during that period. WISDI's address is 1000 Lafayette Boulevard, Bridgeport, CT 06604-4720.




                                                  Payments to WISDI Pursuant to
TRUST                                            Distribution and Service Plans
-------------------------------------------------------------------------------

Wright Managed Equity Trust
     Wright Selected Blue Chip Equities Fund            $  531,616
     Wright Junior Blue Chip Equities Fund                   7,133
     Wright Major Blue Chip Equities Fund                   19,391
     Wright International Blue Chip Equities Fund          589,982
-------------------------------------------------------------------------------

Wright Managed Income Trust
     Wright U.S. Treasury Fund                          $  148,895
     Wright U.S. Government Near Term Fund                 269,461
     Wright Total Return Bond Fund                         163,160
     Wright Current Income Fund                            166,583
     Wright U.S. Treasury Money Market Fund                  -0-
-------------------------------------------------------------------------------

Wright EquiFund Equity Trust
     Wright EquiFund - Belgium/Luxembourg               $   14,513
     Wright EquiFund - Hong Kong/China                      32,389
     Wright EquiFund - Japan                                26,574
     Wright EquiFund - Mexico                               76,532
     Wright EquiFund - Netherlands                          30,726
     Wright EquiFund - Nordic                                -0-
-------------------------------------------------------------------------------

Catholic Values Investment Trust
     Catholic Values Investment Trust Equity Fund       $    5,861

-------------------------------------------------------------------------------

                                                                 EXHIBIT G


                         Wright Investors' Service, Inc.

                       Additional Information about Wright


Directors and Officers.  The following table provides information about the directors and executive officers of Wright.


Name & Address                                       Principal Occupation or Employment

H. Day Brigham, Jr.                                  Director, Wright Investors' Service, Inc. Retired as officer
92 Reservoir Ave., Chestnut Hill, MA 02167           and/or director of Eaton Vance and its affiliates.

Judith R. Corchard                                   Executive Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Peter M. Donovan                                     President, Chief Executive Officer and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Eugene J. Helm                                       Executive Vice President and Chief Financial Officer,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Albert L. Meric, Jr.                                 Consultant and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

George L. Rommel                                     Senior Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Vincent M. Simko                                     Senior Vice President, Secretary and Director,
1087 Broad St., Bridgeport, CT 06604                 Wright Investors' Service, Inc.

George Taylor                                        Director, Wright Investors' Service, Inc.
179 Northwood Rd., Fairfield, CT 06432               Retired.

Mildred Gibson Wright                                Chairman of the Board of Directors,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

                              [Form of Proxy Card]

                         The Wright Managed Equity Trust
                         The Wright Managed Income Trust
                        The Wright EquiFund Equity Trust
                        Catholic Values Investment Trust
                                 (the "trusts")

                                24 Federal Street
                           Boston, Massachusetts 02110


This proxy is solicited on behalf of the trustees of the trusts for the special meeting of shareholders (the "meeting") to be held at the offices of the trusts on Wednesday, September 23, 1998, at 10:00 a.m., Eastern time. By signing this proxy card, you appoint H. Day Brigham, James O'Connor and A. M. Moody, III, whether they act together or separately, attorneys and proxies for you, with full power of substitution and revocation to represent you and to vote all your shares of [fund] which you are entitled to vote at the meeting and at any adjournments of the meeting. By signing, you acknowledge that you received the notice of the special meeting of shareholders and the accompanying proxy statement and instruct the attorneys and proxies to vote the shares as indicated on this proxy card. In their discretion, the proxies are authorized to vote upon other business that may come before the meeting. Signing this proxy card revokes any proxy you previously gave.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR
VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly signed, will be voted in the manner you directed. If you make no direction, this proxy will be voted FOR the proposal. Please refer to the proxy statement for a discussion of the proposal.


       PLEASE MARK VOTES                            For     Against    Abstain
|X|  AS IN THIS EXAMPLE

1.       Approval of the investment advisory        []        []         []
         agreement with Wright Investors'
         Service Inc.



Please be sure to sign and date this proxy card.       Date
                                                       --------------------




Shareholder sign here                        Co-owner sign here





     Please sign exactly as your name appears on this proxy, if joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.